UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                        Date of Report: December 16, 2004
                                      --------------------


                            ICBS INTERNATIONAL CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Florida                       000-27097                98-0215778
------------------------------     -----------------------    -----------------
(State or Other Jurisdiction      (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)


                          205 CHURCH STREET, SUITE 340
                          NEW HAVEN, CONNECTICUT 06510
                    ----------------------------------------
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (888) 932-4402
                                                          ----------------


          -------------------------------------------------------------
          (Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 4 - MATTERS RELATING TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01   CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     Effective on December 16, 2004, Robert M. Lawand, C.A. resigned as the principal accountant engaged to audit the financial statements of ICBS International Corp. (the "Company"). Robert M. Lawand, C.A. performed the audit of the Company's financial statements for the fiscal year ended July 31, 2004 and July 31, 2003. During the Company's two more recent fiscal years and the subsequent interim period preceding the date of their resignation, there were no disagreements with Robert M. Lawand, C.A. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to Robert M. Lawand, C.A.'s satisfaction would have caused Robert M. Lawand, C.A. to make reference to this subject matter of the disagreements in connection with Robert M. Lawand, C.A.'s report, nor were there any "reportable events" as such term is defined in Item 304(a)(1)(iv) of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended ("Regulation S-K").

     The audit reports of Robert M. Lawand, C.A. for the Company's fiscal year ended July 31, 2004 and July 31, 2003 did not contain an adverse opinion, a disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles. In this connection, Robert M. Lawand, C.A. issued a going concern opinion in its audit report dated August 15, 2004 on the Company's financial statements for the years ended July 31, 2004 and July 31, 2003 included in the Form 10-KSB filed with the Securities and Exchange on August 27, 2004.

     The Company has requested Robert M. Lawand, C.A. to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made above by the Company. A copy of the letter is attached as an exhibit herein.

     Effective on December 16, 2004, the Company engaged Bagell, Josephs & Company, LLC, Certified Public Accountants of 200 Haddonfield Berlin Rd., High Ridge Commons, Suite 400-403, Gibbsboro, NJ 08026 to audit the Company's financial statements. Prior to its engagement, the Company had not consulted with Bagell, Josephs & Company, LLC with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed;
(ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject or disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(iv) of Regulation S-K.

     Board of Directors of the Company approved the change in accountants described herein.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01

              Exhibits:

                        Exhibit No. Document Description
                      ------------   -----------------------------
                         16.1        Resignation of Robert M. Lawand, C.A.
                         16.2        Resignation of Robert M. Lawand, C.A.
                         23          Consent of Robert M. Lawand, C.A.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 16, 2004                               ICBS International Corp.
     --------------------                               ------------------------
                                                        (Registrant)

                                                        /s/  Richard Howarth
                                                        ------------------------
                                                        Richard Howarth
                                                        Chief Executive Officer


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